February 24, 2021 Credit Suisse 22nd Annual Financial Services Forum

Disclaimer 2 IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Financial information contained in this presentation is unaudited. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about our addressable markets; the impact of the Flexiti acquisition on us, including our expectations for loan balances and our belief that our enhanced product set will meet the needs of our customers, adapt to shifts in the regulatory environment and create value for our stockholders; expected interest expense following closing of the Flexiti acquisition; the expected timing of the Flexiti acquisition; the estimated proceeds to us following the closing of the Katapult transaction with FinServ; Flexiti’s annual originations for the fourth quarter of 2020 and the financial impact of the acquisition on us in 2021 and 2022, including loan growth, scale and margin expansion, originations and cash flow; our debt capitalization and liquidity position; and our expected 2021 operating expense average quarterly run rates. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including the inability of the parties to the Flexiti and Katapult transactions to successfully or timely consummate the proposed transactions; failure to realize the anticipated benefits of the proposed transactions; risks relating to the uncertainty of projected financial information; the effects of competition on the combined company’s future business; our ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic on the combined company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NOTE: On February 1, 2021, CURO announced it had reached an agreement to acquire Flexiti. Throughout this presentation, we refer to addressable markets, customers we serve and growth opportunities assuming successful completion of this transaction. The transaction has been approved by the Board of Directors of each company and is expected to close late in the first quarter of 2021, subject to customary Canadian regulatory approvals. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within Exhibit 99.1 on Form 8-K filed on February 4, 2021, slides 18-19 and within the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations.

3 Company Introduction

CURO: Powering Financial Innovation for Consumers 4 SERVING THE EVOLVING NEEDS OF THE FINANCIAL CONSUMER Differentiated, omni-channel platform, with balanced store / online mix Recession-resilient business – strong financial position and diversified funding sources Bank-sponsored Verge Credit product and Flexiti acquisition expand growth opportunities Experienced management and flexible platform allows for quick product transitions Proprietary credit decisioning model, with a 20+ year track record of profitability across credit cycles Multi-faceted marketing approach and sophisticated customer analytics Strong competitive position in attractive and stable markets

CURO at a Glance 5 Canada Lending Business Cash Money and LendDirect focus on non-prime open-end loans since 2018 in 202 stores in seven provinces and online in five provinces Announced agreement to acquire Flexiti, an emerging growth Canadian point-of- sale / buy-now-pay-later provider, allowing us to access the full spectrum of Canadian consumers U.S. Lending Business Online in 34 states; 210 stores in 14 states Market leader in revenue in fragmented non-prime market with diverse product set Expanding footprint with Verge Credit Card and Ancillary Products Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; Opt+ reloadable debit card 415,000 active accounts card programs as of December 2020 with over $6 million of TTM revenue Payment protection insurance in Canada Strong and Expanding Portfolio of Brands Business Overview Founded in 1997, CURO is a tech-enabled, multi-channel and multi-product consumer finance company serving a wide range of non-prime and prime consumers in the U.S. and Canada, and a market leader in the industry based on revenues Investment in Katapult 47.7% ownership of Katapult, a rapidly growing and profitable virtual lease-to- own platform for online, brick and mortar and omni-channel retailers Katapult announced agreement in December to merge with FinServ, a SPAC; Total current value to CURO of cash and retained shares >$475 million

CURO now covers all bases for how consumers access credit in the U.S. and Canada CURO is a Full-Spectrum Consumer Lender 6 21% 15% Direct Store / Branch Online & Mobile Card Credit card / Debit card Point-of-Sale Omni-channel POS financing Consumer Credit Access U.S. Brand(s) Canada Brand(s) 6%

CURO’s Place in the Alternative Financial Product Market 7 (1) TransUnion’s consumer credit database as of June 30, 2020 (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers (3) Deloitte publication “The DNA of Digital Challenger Banks,” Q3 2020 CURO’s lending businesses participate in large and growing markets; Revolve operates in the challenger-bank space and is focused on customers who already use our lending products $208.9 Million $638.5 Million Over 23,000 Active Accounts 2020 Revenue Key Competitors Addressable Market Total installment loan market estimated at ~C$175 billion; a third of Canada’s 30 million active consumers have “below- prime” credit scores (1) US Unsecured personal loan balances in the US of $156 billion result in an estimated addressable market of ~$47 billion (1,2) Challenger banks in U.S. lag other countries, but use is rapidly expanding (3) Recent valuations at $500- $1,000 per active account Canada Lending Business U.S. Lending Business

Drive Channel, Product and Geographic Diversification 8 Annual Revenue ($ millions) Focused Branch Development In U.S.  Company founded with first location in Riverside, California  Launched analytical brand marketing  Expanded into additional states Channel, Product and Geographic Diversification and Development of Omni-channel Platform  Began offering installment and open-end loans  International expansion to Canada  Built leading online and omni-channel platform Further Broad Product Diversification and Brand Development and Market Focus Revision  Major open-end loan expansion in Canada  Mobile-optimized sites and apps  Investment in new products including Verge, Revolve, Katapult and Flexiti  Navigated COVID-19 while creating significant long-term value 2018 – Present1997 – 2007 2008 – 2017 $ $200 $400 $600 $800 $1,000 $1,200 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 COVID-19 impact on loan demand

$86.5 $43.8 $201.6 $186.3 $30.5 $55.6 $22.7 $312.2 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 December 31, 2016 December 31, 2020 U.S. Installment U.S. Open-End Single-Pay Canada Open-End Evolving Geographic and Product Mix 9 Loan Balances $ ($ in millions) Product evolution allows CURO to meet the changing needs and preferences of our customers and adapt to shifts in the regulatory environment – over 2/3 of loan balances will be in Canada pro forma for Flexiti acquisition Loan Balances % $341 $598 25.3% 7.3% 59.1% 31.2% 8.9% 9.3% 6.6% 52.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% December 31, 2016 December 31, 2020 U.S. Installment U.S. Open-End Single-Pay Canada Open-End

$35.5 $59.3 $291.4 $120.4 $399.9 $413.0 $66.9 $134.4 $1.1 $120.2 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2016 Revenue 2020 Revenue Ancillary Single-Pay U.S. Installment U.S. Open-End Canada Open-End Evolving Geographic, Channel and Product Mix 10 Mix has shifted towards Open-End loans and Canada matching customer preference and reducing regulatory risk $795 $847 60.1% 39.9%Online Store 13.0% 87.0% Online Store ($ in millions) Product Revenue $ Product Revenue % Revenue Channel as % of Total U.S. TTM 12/31/20 Canada TTM 12/31/20 4.5% 7.0% 36.7% 14.2% 50.3% 48.7% 8.4% 15.9% 0.1% 14.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 Percent of Total 2020 Percent of Total Ancillary Single-Pay U.S. Installment U.S. Open-End Canada Open-End

Canadian Alternative Product Mix Shift Creates Value  CURO’s Open-End product is unique in the Canadian market  Multi-payment loans regulated at the national level  Prescribed APRs result in maximum yield of approximately 47%  Optional third-party loan protection insurance product for multi-payment loans (LPP) – Covers up to six months of payments up to $2,000 for job loss or disability – Approximately 64% of customers buy LPP – Customers have benefited particularly during COVID 11 CURO Provides Product Leadership Sustained and Diversified Loan Portfolio Growth Revenue Mix Shift ($ in millions, USD) ($ in millions, CAD) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Open End Single Pay Unsecured Installment $0 $50 $100 $150 $200 $250 2015 2016 2017 2018 2019 2020 Open End Single Pay Unsecured Installment Ancillary

Comparative Value in Canadian Alternative Lending Market 12 CURO’s Alternative Lending Business In Canada Has Been Resilient Through COVID-19 Impacts (US $ in millions) Only two competitors at comparable scale Best direct comparable company is goeasy Ltd (TSX:GSY) Stable, federally-defined regulatory market for multi-payment loans = higher multiples than U.S. peers CURO’s Open-end loans reach both sub-prime and near-prime customers (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 35. (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and Amortization, $15 million of interest expense in 2021, and any foreign currency exchange rate impacts. Estimates exclude the impact of the Flexiti acquisition. (3) FactSet consensus estimates for goeasy’s Adjusted EPS as of February 23, 2021 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2018 2019 2020 2021E Net revenue Adj. EBITDA GSY share price = $100.76 (CAD 2/22/21) 13.3x 11.2x 0x 4x 8x 12x 2020 2021E EPS (3) $7.57 $9.00 Canadian Competitor GSY P/E Multiples (1) (2)(1)(1)

13 Market Overview

The U.S. Personal Loan Market is Large and Growing (1) TransUnion’s consumer credit database (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers U.S. Consumer Credit Balances at September 30, 2020 (1) U.S. Unsecured Personal Loan Balances and Consumers (1) U.S. Unsecured Personal Loan Market (1) $9,894 $1,478 $1,314 $722 $329 $151 $114 Mortgage Student loan Auto Bankcard HELOC Unsecured personal loan Private label ($ in billions) $53 $151 10.5 19.4 0 5 10 15 20 25 $0 $20 $40 $60 $80 $100 $120 $140 $160 2Q10 2Q17 2Q18 2Q19 3Q20 Balance ($ B) Number of Consumers (M) Risk Distribution – U.S. Consumers with Unsecured Personal Loans (1) 14.4% 18.9% 25.3% 23.4% 17.9% Super prime Prime plus Prime Near prime Subprime  Unsecured personal loan balances increased at a CAGR of 10.8% from Q2 2010 to Q3 2020 to reach $151 billion at Q3 2020  19.4 million unsecured personal loan consumers at Q3 2020 compared to 10.5 million at Q2 2010 (CAGR of 6.2%)  Non-prime customers account for ~41% of unsecured personal loan consumers, or ~8.0 million consumers at Q3 2020  We estimate the U.S. addressable non-prime unsecured personal loan market at ~$45 billion (2) (As of September 2020) 14

Large Addressable U.S. Market Remains Underserved 15 (1) In the U.S. (internal / Experian) (2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018 (3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only) (4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars. (5) April 2018; FICO. Favorable Customer TrendsLarge Total Addressable Market  Over 100 million potential underbanked borrowers (1)  39% of American adults could not cover an emergency expense of $400 without assistance (2)  80% of respondents in a 2018 study bank online at least monthly and 71% conduct transactions using a mobile banking app (3)  Preference for installment and open-end loan products – Funded online installment loans have increased over 600% since 2014 vs. online single-pay loans which have increased approximately 100% (4) Providers of Credit to U.S. Population by FICO Band (5) 21.8% 20.2% 16.2% 13.0% 9.6% 8.1% 6.8% 4.2% > 800 750–799 700–749 650–699 600–649 550–599 500–549 < 500 Over 100 million Americans are underserved by traditional finance companies Specialized consumer lenders Non-prime Credit cards Marketplace lenders Credit unionsBanks Specialized consumer lenders Marketplace lenders Broker dealers Credit cards

Evolving U.S. Competitive Landscape 16 Online Only Omni-channel Near Prime Non- Prime Under- banked Branch

Only Two Competitors at Scale in Canada $1,315 $249 $175 $85 $62 Mortgage Line of Credit Installment Bankcard Auto The Canadian Non-Prime Consumer Loan Market is Similarly Attractive 17 (1) TransUnion’s consumer credit database (2) July 6, 2020 Bloomberg article “Subprime Canadian borrowers are weathering the crisis just fine” (3) Beacon Securities Limited, February 13, 2020 Canada Consumer Credit Balances at June 30, 2020 (1) Canadian Consumer Credit Market Highlights (1) Canadian Consumers by Risk Tier (1)  Consumer installment balances totaled C$175 billion at Q2 2020  Around a third of Canada’s nearly 30 million active consumers have “below-prime” credit scores – Below-prime consumers hold about a fifth, or C$419 billion, of Canada’s total outstanding household debt (2) – Below-prime credit addressable market is estimated at ~C$200 billion (3)  Canadian market share is led by CURO’s Cash Money and Lend Direct brands as well as competitors goeasy and Money Mart (C$ in billions) (As of June 2020) Below-prime 30.4% Prime 15.7% Prime plus 15.7% Super-prime 38.3%

18 (1) Market size based on Retail Trade as determined by NAICS ex. autos, services, dining and entertainment and Stats Can (2) Canadian Payment Methods and Trends 2019 (3) Statistics Canada and Company estimates  Addressable market estimated at C$498 billion (1)  Credit cards are preferred payment method – Nearly 9 out of 10 Canadians have a credit card (2) – 60% of POS transaction value in 2018, up from 47% in 2008 (2)  Desjardins’ exit created C$2 billion origination opportunity  2020 accelerated the shift toward e-commerce  Buy-now-pay-later (BNPL) helps merchants solve affordability and drives incremental sales  Flexiti provides an omni-channel financing solution Competitive Landscape Revolving Credit / Full Lending Capabilities Transaction Based / Installment Lending e-Commerce as a % of Canadian Retail Sales (3) 0% 2% 4% 6% 8% 10% 12% J a n -1 9 F e b -1 9 M a r- 1 9 A p r- 1 9 M a y -1 9 J u n -1 9 J u l- 1 9 A u g -1 9 S e p -1 9 O c t- 1 9 N o v -1 9 D e c -1 9 J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 Flexiti’s Monthly Origination Mix (C$ millions) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 In store Originations Online Originations Online Percentage Large, Growing Addressable Canadian Prime Market also with Limited Competition at Scale

0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 MORTGAGE LOC AUTO BANKCARD INSTALLMENT The Consumer is Demonstrating Resiliency 19 Unit Delinquency Rate by Product in Canada (2) Percent of Balance 90+ Days Delinquent by Loan Type in U.S. (1) (1) New York Fed Consumer Credit Panel/Equifax (2) TransUnion’s consumer credit database; delinquency is defined as 60 days past due, except for Bankcard which is 90+ days past due Delinquency rates remain low in the U.S. and Canada due to government programs and lender hardship assistance 0% 2% 4% 6% 8% 10% 12% 14% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 MORTGAGE HELOC AUTO CREDIT CARD STUDENT LOAN

20 Strategic Growth Opportunities

Execute on New Growth Opportunities Virtual lease-to-own platform for online, brick and mortar and omni-channel retailers Significantly increases retailer sales by providing payment options for nonprime customers Marquee brands and partners, such as Wayfair, Lenovo and Affirm Opportunistically increased Katapult ownership to 47.7% prior to FinServ merger agreement, which positions company to go public in 1H’21 Capitalizing on shift to work- and shop- from-home 21 One of Canada’s fastest-growing BNPL companies Acquisition announced in January 2021 with an anticipated closing in 1Q21 Non-prime product expansion, including LPP insurance Combines two complementary businesses to serve prime and non-prime consumers directly or at point-of-sale (POS) Opportunity to cross-sell CURO loan products to Flexiti applicants/customers Revolving credit line for in-network at ~6,000 locations, with significant accelerating in e-commerce activity Launched in Q4 2019 Unsecured Installment loans issued and funded by a bank CURO drives customer acquisition and servicing Bank leverages CURO’s proprietary decisioning platform Significant US market expansion opportunity Ramp up expected to drive earnings growth in 2021+

22 Katapult Transaction Summary Key Performance Metrics Illustrative FinServ Price per Share (1) $16.11 0% Estimated Proceeds SPAC Holder Redemption Assumption 25% Cash to CURO at closing $130 million $105 million CURO Retained Katapult Ownership Percentage 3.0 million Implied Earn-out shares received 21.5% 23.8% Current Market Value of Retained Ownership $375 million $415 million Estimated after tax gain per CURO share (2) (1) Based on FSRV closing share price on February 22, 2021. (2) Based on investment tax basis of $27.5 million, assuming 26% effective tax rate and 43.0 million fully diluted shares. For U.S. GAAP purposes, Fair Value accounting conclusion may differ from quoted market price. Example provided solely to illustrate market-based value to shareholders $8.25 $8.55 9 Months ended 9/30/19 9/30/20 Revenue $59.5 $173.8 Gross Profit $12.9 $57.3 Operating expenses $22.6 $28.2 Interest and debt extinguishment $6.6 $10.0 Net (Loss) Income ($16.3) $18.6 Originations $54.1 $142.5 CURO Retained Katapult Shares 23.5 million 26.0 million ($ in millions)

23 Flexible Product Offerings  Payments are deferred until the end of the promotional period  Terms ranging from 3 to 24 months  Split the purchase into equal monthly payments  Terms ranging from 3 to 72 months  Use the Flexiti account to make everyday purchases  No promotional terms, pay off monthly Deferred Payment Option Equal Monthly Payments Regular Credit Purchase Company Overview – Flexiti “Apply and buy” POS/BNPL financing platform Fully automated application process; transact in three minutes Revolving credit line for in-network at ~6,000 locations and e-commerce sites Significant acceleration of e-commerce in 2020 Proprietary technology supports omni-channel customer journey Key Company Highlights 2013 Founded 6,000 Merchant locations and e-commerce sites C$1,575 Avg. Transaction Size 738 / C$101k Avg. Origination Risk Score / Income C$266.0 million loan balances with 160,000 active cards as of 12/31/20 C$3.5 billion open to buy with > 1.1 million customers

24 One of Canada’s Fastest-Growing POS/BNPL Lenders Annual Originations (C$ in millions) $49 $182 $254 $292 $475 2017 2018 2019 2020E Q4 2020E Annualized Impressive Merchant Partners Accepting the FlexitiCard Company Overview – Flexiti

Flexiti Transaction Summary  Acquisition of 100% of equity of Flexiti using CURO excess cash  Cash paid at closing = $86.2 million (1)  2021-2022 earn-outs up to $36.9 million based on risk-adjusted revenue and origination targets (1)  All corporate debt repaid at closing; only nonrecourse asset-backed warehouse facility assumed Leadership and Closing  Impact of provision build associated with rapid loan growth is expected to dilute CURO 2021 AEPS by up to $10 million ($0.23 per share) (2)  Scale and margin expansion expected to drive accretion of up to $20 million ($0.46 per share) in 2022 compared to 2021 (2)  Originations funded by nonrecourse asset-backed warehouse facility; expect to access ABS market 1H2021  Cash-flow positive in 2021 2021 and 2022 Financial Impact  Flexiti leadership enters into employment agreements  Transaction has been approved by the Board of Directors of each company  Expected to close in Q1 2021  Closing subject to customary Canadian regulatory approvals 25 Transaction Consideration (1) Based on CAD to USD conversation rate of 0.794 as of February 23, 2021 (2) Dilution and accretions to AEPS excludes impacts of (a) purchase accounting; (b) any income statement impact from earn-out amortization and adjustment, and; (c) any costs incurred related to credit facilities other than interest and amortization of deferred financing fees.

26 Company Performance During COVID-19

Operating Highlights 27 (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 36 of this presentation. Customer Trends Weekly Application Volume (indexed to 3/8/20) Loan Balances (1) Balance Sheet And Credit Financial Performance ($ in millions) Transaction Mix (by week) COVID-19 Payment Assistance Provided (loan count) Cash Balances Early-stage Delinquencies Revenue Adjusted EBITDA (2) Adjusted EPS (2) $615 $677 $731 $743 $620 $491 $537 $598 $0 $175 $350 $525 $700 $875 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 $83 $92 $62 $75 $139 $269 $205 $213 $0 $50 $100 $150 $200 $250 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in millions) $0 $100 $200 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Revenue Net revenue ($ in millions) $0.80 $0.52 $0.71 $0.80 $0.77 $0.53 $0.27 $0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in millions) $73 $54 $67 $68 $66 $51 $36 $34 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Adjusted EBITDA Adjusted EBITDA (%) YoY Change -40% -30% -20% -10% 0% 10% 20% 0% 2% 4% 6% 8% 10% Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Early Stage Delinquencies YoY Change in Early Stage Delinquencies 20% 60% 100% 140% 180% 220% 30% 40% 50% 60% 70% Internet Store - 2,000 4,000 6,000 8,000 10,000 U.S. Canada

Customers are Managing their Finances Prudently 28 Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand Weekly Loan Application Volumes (indexed to week of 3/7) Weekly Loan Approval Rates (indexed to week of 3/7) Loan Originations (indexed to week of 3/7) 40% 60% 80% 100% 120% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 2019-2020 2020-2021 0% 100% 200% 300% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 2019-2020 2020-2021 40% 60% 80% 100% 120% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 2019-2020 2020-2021

Customers are Managing their Finances Prudently (cont’d) YoY Change in Past Due AR Past Due AR % 29 Weekly Delinquent Loans as Percentage of Total (excluding Single Pay loans) -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 0% 5% 10% 15% 20% 1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Senior Notes 8.25% U.S. SPV (3) 1-Mo LIBOR + 6.25% (3) Canada SPV 3-Mo CDOR + 6.75% U.S. Revolver 1-Mo LIBOR + 5.00% Canada Revolver Canada Prime Rate +1.95% Interest Rate Counterparties 2021 2022 2023 2024 2025 Strong Debt Capitalization and Liquidity 30 Note: Capitalization and lending partners prior to acquisition of Flexiti. Debt balances are reflected net of deferred interest costs. (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 33 of this presentation. (2) Net Debt excludes U.S. and Canada SPV debt. (3) The Non-Recourse U.S. SPV Facility was entered into on April 8, 2020. The Non-Recourse U.S. SPV Facility initially provided for $100.0 million of borrowing capacity, which increased to $200.0 million on July 31, 2020 following additional commitments. As a result of the increase in commitments, interest now accrues at an annual rate of one-month LIBOR (with a floor of 1.65%) plus the lesser of (i) 6.95% and (ii) the sum of (a) 6.25% on balances up to $145.5 million and (b) 9.75% on balances greater than $145.5 million. ($ in millions) Well-positioned Funding for Growth Supported by High-Quality Partners Strong Cash Position : Leverage Affected by COVID-19Proven Access to Diverse Funding Sources $695 $765 $877 $877 $1,077 $- $200 $400 $600 $800 $1,000 $1,200 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Senior Notes U.S. SPV Commitment (3) Canada SPV Commitment U.S. Revolver Capacity Canada Revolver Capacity ($ in millions) 2016 2017 2018 2019 2020 Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 216.8$ Debt / LTM adjusted EBITDA (1) 3.2x 3.0x 3.7x 3.0x 4.3x Net Debt / LTM adjusted EBITDA (2) 2.7x 2.5x 3.2x 2.6x 3.6x LTM adjusted ROAA (1) 11.3% 11.3% 10.9% 13.2% December 31, 6.6%

COVID-19 Customer Care Plan Reinforces our Commitment to Service and Responsible Lending 31 Through February 21, 2021, we have provided substantial financial support to our customers in the form of Payment Waivers, Due Date Changes and Payment Plans on over 85,000 loans or 16% of our active loans Over $6.1 million of Payments Waived on 29k accounts Over 28k Due Date Changes, and over 11k Payment Plans Cashed stimulus checks worth $79 million free of charge saving customers approximately $1.4 million Committed $700,000 to Frontline Foods to help feed healthcare workers Waived 400k Returned Item fees saving customers over $10.2 million

32 Appendix

Historical Consolidated Adjusted EBITDA Reconciliation 33 ($Millions) (1) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs. (2) The income from equity method investment for the year ended December 31, 2020 of $4.5 million includes our share of the estimated GAAP net loss or income of Katapult. We recognize our share of Katapult’s income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the fourth quarter of 2020, we recognized 42.5% of Katapult’s income or loss through October 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises. (3) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period. (4) Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra. (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due. (6) Other adjustments include the intercompany foreign exchange impact. Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$ 4.5$ Provision for Income Taxes 10.0 7.5 11.2 9.8 1.9 1.1 (0.8) 3.7 Interest Expense 17.7 17.0 17.4 17.7 17.3 18.3 18.4 18.7 Depreciation and Amortization 4.9 4.7 4.6 4.5 4.6 4.4 4.4 4.2 EBITDA 61.3$ 46.8$ 61.2$ 61.5$ 59.8$ 44.9$ 34.8$ 31.1$ U.K. related costs (1) 7.8 0.7 0.3 - - - - - Loss (income) from equity method investment (2) - 3.7 1.4 1.2 1.6 (0.7) (3.5) (1.9) Share-based compensation (3) 2.2 2.6 2.8 2.7 1.2 3.3 3.4 3.0 Legal and other costs (4) 1.8 - 0.9 2.2 3.2 0.9 1.4 2.2 Canada GST adjustment (5) - - - - - 2.2 - - Other Adjustments (6) (0.2) (0.2) 0.5 (0.1) - 0.6 0.0 (0.0) Adjusted EBITDA 72.9$ 53.7$ 67.1$ 67.5$ 65.8$ 51.1$ 36.1$ 34.3$ Adjusted EBITDA Margin 26.2% 20.3% 22.6% 22.3% 23.4% 28.0% 19.8% 17.0%

Historical Consolidated Adjusted Net Income Reconciliation 34 ($Millions) (1) Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra. (2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs. (3) The income from equity method investment for the year ended December 31, 2020 of $4.5 million includes our share of the estimated GAAP net loss or income of Katapult. We recognize our share of Katapult’s income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the fourth quarter of 2020, we recognized 42.5% of Katapult’s income or loss through October 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises. (4) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period. (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due. (6) In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for certain entities in Canada. (7) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September 30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from tax years 2018 and 2019. (8) Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country. Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$ 4.5$ Legal and other costs (1) 1.8 - 0.9 2.2 1.1 0.9 1.4 2.2 U.K. related costs (2) 7.8 0.7 0.3 - - - - - Loss (income) from equity method investment (3) - 3.7 1.4 1.2 1.6 (0.7) (3.5) (1.9) Share-based compensation (4) 2.2 2.6 2.8 2.7 3.2 3.3 3.4 3.0 Intangible asset amortization 0.8 0.8 0.7 0.6 0.7 0.8 0.8 0.7 Canada GST adjustment (5) - - - - - 2.2 - - Income tax valuations (6) - - - - - (3.5) - - Impact of tax law changes (7) - - - - (9.1) - (2.1) - Cumulative tax effect of adjustments (8) (3.3) (1.1) (1.2) (1.4) (1.3) (1.9) (1.4) 0.1 Adjusted net income from continuing operations 38.0$ 24.4$ 32.9$ 34.8$ 32.2$ 22.2$ 11.3$ 8.6$ Net income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$ 4.5$ Diluted Weighted Average Shares Outstanding 47.3 47.1 46.0 43.2 41.9 41.5 41.8 42.6 Diluted Earnings per Share from Continuing Operations 0.61$ 0.38$ 0.61$ 0.68$ 0.86$ 0.51$ 0.31$ 0.11$ Per share impact of adjustments to net income 0.19$ 0.14$ 0.10$ 0.12$ (0.09)$ 0.02$ (0.04)$ 0.09$ Adjusted Diluted Earnings per Share from Continuing Operations 0.80$ 0.52$ 0.71$ 0.80$ 0.77$ 0.53$ 0.27$ 0.20$

Canada Adjusted EBITDA Reconciliation 35 ($Millions) (1) For a description of legal and other costs, Canada GST and other adjustments used in the reconciliation to Adjusted EBITDA, refer to slide 33 . Canada Income Statement 2018 2019 2020 Revenue 191.9$ 228.3$ 208.9$ Provision for losses 73.0 76.4 58.6 Net revenue 118.9 151.8 150.2 Advertising costs 10.5 6.7 3.9 Non-advertising costs of providing services 67.8 69.5 68.2 Total cost of providing services 78.3 76.2 72.1 Gross margin 40.6 75.7 78.2 Corporate, district and other 19.6 21.9 22.7 Interest expense 4.0 10.4 9.3 Total operating expense 23.6 32.4 32.0 Segment operating income 17.0 43.3 46.2 Interest expense 4.0 10.4 9.3 Depreciation and amortization 4.5 4.8 4.5 EBITDA 25.5 58.6 60.0 Legal and other costs (1) 0.1 - - Canada GST (1) 2.2 Other adjustments (1) 0.3 0.3 0.7 Adjusted EBITDA 25.9$ 58.9$ 62.8$ Adjusted EBITDA Margin 13.5% 25.8% 30.1% For the year ended December 31,

Historical Gross Combined Loan Receivables and Adjusted ROAA Reconciliations 36 Note:Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender. (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $553.7 Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 76.7 44.1 Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $597.8 (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Total assets $727.4 $802.1 $884.8 $1,081.9 $1,183.0 Average assets 661.7 764.8 843.4 983.3 1,132.4 LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 130.1 74.3 LTM Adjusted ROAA 11.3% 11.3% 10.9% 13.2% 6.6% Period ending

Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 QX 2021 2019 2020 2021 Corporate, district and other 49.1$ 35.3$ 38.7$ 37.1$ 42.8$ 36.8$ 36.7$ 43.6$ 44.1$ 160.1$ 159.9$ 176.4$ Less: Depreciation and Amortization 2.1 1.8 1.8 1.8 1.9 1.9 1.8 1.8 1.9 7.5 7.4 7.6 Share-based compensation (1) 2.2 2.6 2.8 2.7 3.2 3.3 3.4 3.0 3.2 10.3 12.9 12.8 Legal and other (1) 1.8 - 0.9 2.2 1.1 0.9 1.4 2.2 - 4.8 5.7 - U.K. related costs (1) 7.8 0.7 0.3 - - - - - - 8.8 - - Canada GST Adjustment (1) - - - - - 2.2 - - - - 2.2 - Add: Reclass Ad Astra pre-acquisition (2) 4.7 3.7 3.6 3.6 - - - - - 15.5 - - Adjusted Corporate, district and other 39.9$ 33.8$ 36.4$ 34.0$ 36.6$ 28.5$ 30.0$ 36.7$ 39.0$ 144.1$ 131.8$ 156.0$ Non-advertising costs of providing services 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 51.5$ 55.9$ 241.2$ 205.7$ 223.6$ Less: Depreciation 2.8 2.8 2.8 2.7 2.6 2.6 2.5 2.4 2.5 11.1 10.1 10.0 Reclass Ad Astra pre-acquisition (2) 4.7 3.7 3.6 3.6 - - - - - 15.5 - - Adjusted Non-advertising costs of providing services 54.8$ 51.8$ 54.0$ 54.0$ 52.7$ 47.0$ 46.7$ 49.1$ 53.4$ 214.6$ 195.5$ 213.6$ Advertising 7.8$ 12.8$ 16.4$ 16.4$ 12.2$ 5.8$ 14.4$ 12.2$ 53.4 44.6 Adjusted Non-advertising costs of providing services 54.8 51.8 54.0 54.0 52.7 47.0 46.7 49.1 214.6 195.5 Adjusted Corporate, district and other 39.9 33.8 36.4 34.0 36.6 28.5 30.0 36.7 144.1 131.8 Total Core Costs 102.5$ 98.4$ 106.8$ 104.4$ 101.5$ 81.3$ 91.2$ 97.9$ 412.1$ 371.8$ Core Operating Expense Reconciliation 37 (1) For a description of each addback, refer to slide 33. (2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs. (3) Expected 2021 average quarterly run rate; each quarter may contain some seasonality. Prior to acquisition of Flexiti. ($Millions) (3) (3)